SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                                  July 31, 2001
                                 Date of Report
                       (Date of earliest event reported):


                           VIDKID DISTRIBUTION, INC.
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Florida                  333-36666                65-0810941
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(State or other jurisdiction     (Commission File          (IRS Employer
   of incorporation)                  Number)            Identification No.)


                             4950 West Prospect Road
                            Fort Lauderdale, FL 33309
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                    (Address of principal executive offices)


                                 (954) 745-8277
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               Registrant's telephone number, including area code:


ITEM 5.  OTHER EVENTS.

This report relates to the Corporation's execution of a Letter of Intent relating to a Share Exchange Agreement with PriMed Technologies, Inc. Said Letter of Intent is an exhibit hereto and incorporated by reference herein.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                VIDKID DISTRIBUTION, INC.

                                                By:      /s/  Steven Adelstein
                                                         -----------------------
                                                         Name:  Steven Adelstein
                                                         Title:   President
Date  July 31, 2001